Exhibit 99.2



                                                                FINAL TRANSCRIPT
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MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results
Conference Call
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                              THOMAS STREET EVENT
                           CONFERENCE CALL TRANSCRIPT


MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results Conference Call

Event Date/Time: Aug. 09. 2004/1:00PM ET
Event Duration: N/A








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                                                                FINAL TRANSCRIPT
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MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results
Conference Call
-------------------------------------------------------------------------------











--------------------------------------------------------------------------------
Thomas StreetEvents streetevents@thomson.com  617.603.7900  www.streetevents.com
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(C)2004  Thomson  Financial.  Republished  with  permission.  No  part  of  this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

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MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results
Conference Call
-------------------------------------------------------------------------------



CORPORATE PARTICIPANTS
 Joyce Shinn
 MTI Technology Corp - Manager, Investor Relations

 Thomas P. Raimondi, Jr.,
 MTI Technology Corp - Chairman, President, & CEO

 Todd Schaeffer
 MTI Technology Corp - CFO



CONFERENCE CALL PARTICIPANTS
 Kaushik Roy
Susquehanna Financial Group - Analyst

 Irene McGrath
 RBC Dain Rauscher- Analyst


PRESENTATION



--------------------------------------------------------------------------------
Operator


Good day, ladies and gentlemen. And welcome to the MTI Technology fiscal 2005 1st quarter financial results conference call. At this time all participants are in a listen only mode. Later, we'll conduct a question and answer and session. If anyone should require assistance during the call, please, press * and 0 on your touch tone telephone. As a reminder, this conference call is being recorded. Let's begin.


-------------------------------------------------------------------------------
Joyce Shinn - MTI Technology Corp - Manager, Investor Relations


Hello. Good morning. This is Joyce Shinn. We'll start the conference call to discuss MTI's financial results for fiscal 2005 1st quarter, ended July 3rd, 2004. I would like to introduce Mr. Thomas P. Raimondi Jr., chairman, president and CEO and Mr. Todd Schaeffer, CFO. Question and answer session will follow. Tom?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr. - MTI Technology Corp - Chairman, President, & CEO


Thank you, Joyce. First, let's take a moment and walk through our Safe Harbor Statement. This presentation contains forward-looking statements that involve known and unknown risks, uncertainties and other factors that might cause actual results, performance or achievements or industry results to be materially different from any future results, expressed or implied by these forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding the company's expectations, goals or intentions regarding the future, such as our expansion efforts and business growth, our use of the funds received from recent financing, our expectations regarding costs savings, our commercial relationship with EMC Corporation, our backlog, and our goals and expectations of revenue, which are subject to change. The actual results may differ materially from those described in any forward-looking statements. In particular, there can be no assurance that MTI will improve revenues, margins, operating efficiencies, or operating results, achieve cost reductions, or meet its goals and expectations. Important factors that may cause actual results to differ include competition, evolving technologies, and the economy and world events and other important factors. As set forth in the company's periodic filings with the SEC, including its Form 10-K, as amended, for the year ending April 3, 2004. Given these uncertainties, investors in our common stock are cautioned not to place undue reliance on our forward-looking statements. Forward-looking statements speak only as of the date they are made. The company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law or the rules of NASDAQ.


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publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                               4

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MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results
Conference Call
-------------------------------------------------------------------------------

Thank you for joining us today. I'd like to take you through the call in four sections this morning. First, I will talk about how our strategic business re-engineering process is going and the importance of several related initiatives. I will cover our Q1 results, which have been very encouraging. I will spend a little time on detailing the capacity expansion plans that we're implementing. Finally, I'll comment on how this quarter's developing and the likely Q2 revenue outlook. In '04, the management team and I were focused on re-inventing the company. We changed our business model from one of a direct manufacturer of MTI branded storage solutions to one of a high-end professional services organization providing end-to-end storage solutions with EMC Corporation as our exclusive strategic partner. MTI today is focused in the mid-range market place where EMC does not sell or service directly. I believe that we were very successful last year in the execution of the company's transformation. This year, the company is focused on achieving greater critical mass through aggressive growth of our sales and service infrastructure. I feel strongly that MTI created a very unique opportunity through its partnership with EMC and its 18-year heritage as a services company, for mission critical storage applications to gain market share and become a dominant player today in the mid-range market. Additionally, as we invest to grow, the company continues to intensify its focus on profitability. I understand that growth in itself, is not the panacea, and we're in the process of balancing rapid growth with making money. I have strong confidence that we will again be successful this year in achieving the goals that I have outlined. Q1 was a big quarter for MTI. We raised $15 million in a PIPE transaction led by Advent International, a very strong supporter of the company's strategy. We strengthened our Board through the appointment of Mike Pehl, Advent's Managing Director. The company's revenues grew 46% from $17.8 million in Q1, '04, to $26 million in our Q1, '05. Additionally, we grew 10% quarter over quarter, our fourth consecutive quarter of sequential growth. Backlog, also increased 99% from $3.7 million, just last quarter in Q4, to $7.5 million in Q1. We entered this quarter as one of the biggest backlogs the company has had in several years. The success we are enjoying today is the direct result of the investments we've made in our sales and professional services organizations over the past five quarters. Other successes that MTI enjoyed in Q1 are, our product revenue grew 107% year-over-year, just outstanding growth. And 18% quarter-over-quarter, to $17.2 million. Product margins did ease a little bit quarter-over-quarter from 25.6% to $23.9 due to the competitive pricing in order to win new customers. MTI is very focused on obtaining new name accounts in the past five quarters we attracted more than 300 new customers, which will act as the spring board in order for the company to continue to grow at the rate it's growing. Just in the past 90 days, we attracted 59 new customers in the past quarter, generating a little more than 3.5 million dollars in product revenue.

Account customers we attracted in Q1 were companies like Profit Logic, we did almost a half million transaction. NCO Financial Systems for a little bit more than $400,000, Silicon Labs for $200,000, Lava Trading for over $200,000. Our purchases of products from EMC Corporation increased sequentially from $9 million in Q4, to $19.5 million in Q1, over 100% increase in product purchases. So the company is getting great traction in the marketplace and having tremendous success in rebuilding its place. A principal element in MTI's strategic plan is to continue buildout of our global professional services business, which offers the independent design, consultancy and implementation services. Our professional service capability along with our customer service organization, are the strategic value-add that have set MTI apart from much of the competition.

Today, our service business, which represents 34% of total revenue was down slightly from Q1, in Q1 from $9 million to $8.8 million, due to a decline in the legacy maintenance business. However, our professional services business, which is a key driver for us today, saw a 38% increase, quarter-over-quarter growing to approximately 1.3 million dollars. I expect to see our professional services business grow at these types of sustainable rates throughout the current fiscal year. Head count expansion. As I stated during our Q4 earnings call, we're currently expanding the sales force, in Q1 we hired 13 net additional sales people in USA, bringing our quota carrying sales people to approximately 39. We intend to hire approximately 11 more sales people this quarter. In Europe, we have approximately 18 quota carrying sales people and plan on hiring 15 more sales people in the current quarter. After these hires are completed, we will work on maximizing productivity to yield the highest returns in our investment before we jump to the next level of head counts. Outlook for our current quarter. We are off to a very fast start in Q2 having already booked approximately $8 million of new business worldwide within the first month. With the investments that we have in place today, and those that we're making, I feel very strongly that we will report good growth for the current Q2. I expect revenue to be north of $30 million and the company will report year-over-year growth of approximately 46% and have its 5th consecutive quarter of growth. Todd, walk us through the numbers, please.


--------------------------------------------------------------------------------
Todd Schaeffer - MTI Technology Corp - CFO


Thank you, Tom. It's now been more than a year since we made the decision to focus our strategy and resources around the EMC product line and we're pleased with the results to date. Revenues have increased each quarter since the inception of the relationship. We've attracted and employed many veteran sales and service professionals, and we've raised $15 million, providing the working capital necessary to propel our strategic initiatives. I will now discuss in greater detail the results of operation for the Company's first quarter ended July 3rd, 2004, and the balance sheet as of the same date. Total revenue for the first auarter of fiscal 2005 was $26.0 million, compared to $23.6 million for the proceeding fiscal quarter and $17.8 million for the same quarter of the prior fiscal year. This represents a 10% and 46% increase respectively. Total revenue for the first quarter of fiscal 2005 was comprised of 66% product revenue and 34% service revenue. In the preceding fiscal quarter the composition of total revenue was 62% product revenue and 38% service revenue. In the same quarter the prior fiscal year, the total revenue was comprised of 47% product revenue and 53% service revenue.


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                                                                               5


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MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results
Conference Call
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Product revenue was $17.2 million in the first quarter of fiscal 2005,  compared to $14.6 million in the preceding fiscal quarter, an increase of 18% and $8.3 million in the same quarter of the prior fiscal year, an increase of 107%. It is important to note that not only have product revenues grown, but ending product backlog increased by $3.7 million to $7.5 million, a 99% increase as well. The increase in product revenue is primarily a result of pursuing a strategy centered on EMC products, they are recognized as industry-leading due to feature-set, reliability, and interoperability. Creating solutions to customer problems using the EMC products as a foundation allows us to further penetrate the mid-range storage market, as evidenced by the addition of more than 300 accounts since we established our relationship with EMC. The increase in net product revenue was driven by growing demand for EMC server and software products, which generally have a higher selling price than our proprietary products. Server and software products increased from prior quarter by $4.3 million, offset by a decrease of $2.2 million by the sale of backup products. The decline in backup related sales is attributable to increase in focus on sales, service and consulting activities related to EMC on-line storage product. The sequential growth and revenues and penetration of new accounts with the inception of our new business model provide clear evidence that the marketplace has embraced our solution strategy.

Service revenue was $8.8 million the first quarter of fiscal 2005, compared to $9.0 million in the preceding fiscal quarter - and $9.5 million in the same quarter of the prior fiscal year. The decline in service revenue is primarily related to the following factors: First, a change in product mix. In prior periods we sold more back up products which typically are sold without on-site warrantys. The absence of on-site warranty allows us to sell maintenance contracts from the record service revenue, immediately after the transaction is complete. The increase in EMC product sales delays the opportunity to record maintenance revenue until the warranty period expires. Second, a change in warranty attributes. In prior fiscal years, we sold more proprietary products with maintenance contracts which uplifted the standard 5 by 9 warranty to 7 by
24. In contrast, EMC products are typically sold with a more comprehensive on-site warranty of 7 by 24, therefore, eliminating the opportunity to record additional service revenue during the warranty period. Third, nonrenewal of maintenance contracts related to older products. As products become obsolete, it often is economically advantageous for the customer to purchase new technology and lower the total cost of ownership, these new products typically come with on-site warranties, thus delaying the opportunity to record maintenance revenue. It's important to note that growth in EMC product sales provides an opportunity to record maintenance contract revenue related to EMC software products which are typically not sold with on-site warranties. Growth in EMC product sales also provides an opportunity to sell professional services as part of the overall solution. Professional services revenue increased by $0.4 million from the prior quarter and increased $1.0 million from the same quarter of the prior year. This represents a 38% and 258% improvement respectively. We are encouraged by the growth of professional services revenue and deferred software maintenance. As discussed during previous conference calls, we believe our ability to increase the high margin service deliverables is a key determinant of the company's future success. Before I discuss margins and operating expenses it's important to note that in all periods discussed procurement and traffic costs have been reclassified to general and administrative expense which is more in-line with our changed business model.

Product margin was 24% for the first quarter of fiscal 2005, compared with 26% for the preceding fiscal quarter. The decrease in product margin is primarily due to the competitive nature of acquiring new customers, especially when vying for high-dollar transactions. Product margin for the first quarter of fiscal year 2005 was 24% compared to 28% for the same quarter of the prior fiscal year. The decline in both the gross margin and profit margin percentages from prior year is consistent with the company's changing business model. Pursuing a storage solution provider model allowed the company to reduce R&D and marketing costs by more than $1.0 million from prior year, partially offsetting the decline in margins. Service margin for the first quarter of fiscal 2005 was 22% compared to 25% for the preceding fiscal quarter and 32% for the same quarter of the prior fiscal year. The reduction in service margin is due primarily to reduced service revenue coupled with relatively fixed service delivery costs. The reduction in service revenue is consistent with management's expectations given the age of the installed base and the comprehensive warranty characteristics of EMC products. Gross margin for the first quarter of fiscal 2005 was $6.0 million compared with $5.9 million for the preceding fiscal quarter. The small improvement in gross margin is due primarily to an increase in product revenue coupled with a slight decrease in product margin percentages, more than offsetting the decline in service margin. Gross margin for the first quarter, fiscal 2005 was $6.0 million compared with $5.4 million the same quarter of the prior fiscal year. The increase is due primarily to a 107% increase in product revenues.

Operating expenses were $7.7 million for the first quarter of fiscal year 2005 compared to $7.5 million for the preceding fiscal quarter. The increase is due mostly to increased salary expense related to the addition of 13 salespersons and increased commission expense, as a result of an increase in revenue and margin. Operating expenses were $7.7 million for the first quarter of fiscal 2005, compared to $8.0 million for the same quarter of the prior fiscal year. The decrease is due to a $0.8 million reduction of R & D expenses partially



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                                                                               6

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MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results
Conference Call
-------------------------------------------------------------------------------


offset by a $0.6 million increase in sales expense related to the net addition of 24 sales employees. The shift in strategy to a storage solutions provider allowed to company to eliminate or significantly reduce certain costs associated with a developer, manufacturer business model. Operating expenses were 30% of total revenue for the first quarter of fiscal 2005, compared with 31% for the preceding fiscal quarter and 45% for the same quarter of prior fiscal year. In the first quarter of fiscal 2005, the company reported a net loss of $1.8 million compared to a net loss of $0.7 million for the preceding fiscal quarter. After adjusting for the favorable resolution of income tax matters relating to prior years, the net loss would have been $1.5 million in the prior period. Therefore, the normalized net loss represents a $0.2 million increase from prior quarter primarily related to the addition to have 13 salespersons in the first quarter of fiscal 2005, not yet achieving full productivity. The consolidated statement of operations for the first quarter of fiscal 2005 includes a new line item "Net loss applicable to common shareholders," which totals $7.3 million. It's important to note that included in this line item is a one-time noncash beneficial conversion amount of $5.5 million related to the issuance of preferred stock. Essentially, the $5.5 million is a deemed preferred stock dividend recorded directly to equity. In the first quarter of fiscal year 2005, the company reported a net loss of $1.8 million, compared to net loss of $2.9 million the same quarter of the prior fiscal year, a $1.1 million or 37% reduction. The significant improvement in profitability from prior year is primarily due to significant revenue growth coupled with the elimination of R & D expenses and reduction of manufacturing and marketing expenses.

Finally, I would like to discuss the significant balance sheet accounts as of July 3rd, 2004, the end of the first quarter. The Company had cash and cash equivalents of $15.8 million in unrestricted cash available under its line of credit of $3.1 million. The line of credit does not contain any covenants tied to performance and was scheduled to expire on May 31, 2004. We have extended the line of credit through May 31, 2005, with no modifications in terms. On June 17th, the company issued 566,797 shares of Series A convertible preferred securities with a purchase price of $26.46. This allowed us to raise $15 million before consideration of professional fees and provide the working capital necessary to execute our growth strategy. Accounts receivable decreased by $2.4 million to $20.0 million as a result of strong collection efforts during the first quarter of fiscal 2005. There was no bad debt expense recorded in the first quarter of fiscal 2005. Inventory increased by $0.7 million during the first quarter of fiscal 2005 as a result of products shipping near the end of the first quarter but not recorded as revenue due primarily to payment contingencies and destination transactions not arriving at the customer site before the end of the quarter. At the end of the first quarter, the net book value of sales inventory totaled $3.9 million or 57% of total inventory. And the net book value of logistics inventory was $2.9 million, or 43% of total inventory. Deferred income decreased by $0.9 million or 6% during the first quarter of fiscal 2005, primarily due to the aforementioned change in product mix, age of the installed base, comprehensive warranty attributes of inventory products and the timing of customer billings. Thank you, I'll now give the call back to Tom for further comments and questions.


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr., - MTI Technology Corp - Chairman, President, & CEO


Thank you, Todd, at this point we'll open the call for questions, please.



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publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

QUESTION AND ANSWER



--------------------------------------------------------------------------------
Operator


Ladies and gentlemen, if you'd like to ask a question, please key star, 1 on your touch tone phone. If you want to withdraw your question, please key star,
2. Questions will be taken in the order they are received by. Please hold for your first question. I will take our first question from Kaushik Roy of Susquehanna Financial - please, go ahead.


-------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Thank you. You mentioned revenues for the current quarter -- It could be 30 plus. Could that be 32? 35? Can you give some color on that? And then, what's the pro forma EPS expectation for the current quarter?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


Okay. Right now, we're telling everybody that we'll be, you know, north of 30, I mean, so, you know, I mean, to me north of 30 is in the low 30 million dollar range. So, you know, figure a couple of million dollar -- We're really dealing with a 2 million range right now. Somewhere between 30 and 32. That's what we're targeting. My expectation is that based on the investments that we've made, that we'll probably have an operating loss, probably, in the 1 million .2, to 1 million .4 range, depending on product mix, et cetera.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


What kind of product and services break down are you expecting from the 30 to 32 million?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


We're expecting services in that -- Probably to be in about the 9, 9ish range.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Okay.


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


Around  nine. And the remainder of it would be product revenue.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Okay. And then, what's the margin expectation going forward for product and services?


-------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


I would say similar margins to what we've just recently reported.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Okay. And then, can you give any color, EMC says the storage market is growing at 7%. But they would grow at least double that. So I'm assuming you'll surpass that 14% as well. Can you give any color as to the expectations for fiscal 2005 revenue growth?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


Right now, I mean, I just said, we're growing at a 46% rate and you know, so we look at our first six months and the company will have revenues that will, probably, greater then, you know, in excess of, I think, 56 million, which will be up, you know, greater than 45, 46% year-over-year, so I think we're growing at four times -- Four or five times the marketplace right now. We're seeing the marketplace to be very healthy. We're seeing the MTI business model providing high end professional services of fully integrated end-to-end solution being accepted very well. We've generated over a 300 new-name accounts so we're not, "milking an installed base". We're dramatically expanding the installed base. My expectations that we'll be able to continue this type of a growth.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


When do you expect to break even?  In which quarter?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


My expectation right now is, we're really focused on -- More towards our Q1 quarter of FY '06. We're trying to balance the concept of taking as much market share as we can. One of the things that's going on in the industry today is that as we all know, the industry is very, very healthy in '98, '99, as people get ready for Y2K transitions and we're finding that a lot of that product is now really obsolete and becoming available for refresh. My idea is kind of a jump ball to see who can grab as much market share as possible. I believe that MTI has a very strong opportunity to grab a substantial amount of market share. And we're really balancing, you know, how many sales people they'll hire and at what pace to grab as much market share today. f you look at the market we compete in, we have the system manufacturers, the HP compacts , the Dells, the Suns, and, then we've got EMC, our partner. We've got net apps, we've got Hitachi. There aren't many other players out there. The Mid-range marketplace is dominated by what I'll call regional companies that aren't very large in size. What we're doing at MTI right now is creating a very large sizable alternative to the system manufactures that has a global multi national reach so that there will be a clear and definitive differentiation between our capability and anyone else in the marketplace. And that's why we're investing so heavily right now. And why we're achieving the level of growth rates that we are.



--------------------------------------------------------------------------------
Thomas StreetEvents streetevents@thomson.com  617.603.7900  www.streetevents.com
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(C)2004  Thomson  Financial.  Republished  with  permission.  No  part  of  this
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the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
-------------------------------------------------------------------------------


MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results Conference Call
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Great, and what percent of your product revenue is EMC. Do you have any legacy products now or --


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


We're selling very little legacy MTI today. I would say greater than 75% of our product revenue is EMC. We bought $19.5 million worth of parts from EMC last quarter, making us, I would say, a substantial partner. My expectation is to continue to grow that and, again, create a very definitive differentiation in the marketplace between MTI and everyone else.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


What's in that 25%? Is it --


-------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


It's back up solutions, tape libraries. Software, a lot of the software today is EMC-based product. We'll start combining our Legato sales and our EMC number, we'll break it out. Legato was a stand alone company and is now part of EMC. We purchased greater than a million dollars worth of their software last quarter.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Okay, and then, what was the linearity for the quarter?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


It was very good. In our Q1, the business was -- I would say, we were pretty level load, almost a third, a third, a third, maybe even a little more front-end loaded. Right now, we're off to just a fantastic start on a world wide basis. And I would say we'll probably load a third, a third, a third, of new business.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Talking about worldwide, can you break down your geographic numbers? North America, Europe?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO




 North America business accounted for, Todd, do you have the exact break down?


--------------------------------------------------------------------------------
Todd Schaeffer  - MTI Technology Corp - CFO


In terms of product revenues, the U.S. accounted for one second, 12.2 million. Europe was 5 million. The Service side of the house, the U.S. was about 4.1 million, and Europe was about 4.7 million.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


 Okay. And then, oh, so your services in Europe is higher?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


Our services in Europe is a little bit higher. Our business in Europe over the past several years had a higher content of backup. Which as we started to evolve the business in the U.S, we traded out a higher percentage of, I'll say, the legacy MTI storage solutions and refreshed those accounts with newer EMC
Clariion and Symmetrics products so, the maintenance business deteriorated a little bit more in Europe because we had a greater percentage of backup business. The opportunity to upgrade those accounts wasn't quite as great, which is one of the reasons why you see our U.S. product revenue right now, pretty much 2X the size of our European business, however, on a go-forth basis we expect to see the European product revenue grow on a higher rate then it has. When we made our decisions to invest, we invested in the U.S. at a higher rate as far as new sales head count was concerned. And now, we're starting to add a substantial number of sales people into our European business because we see a similar opportunity for strong market growth.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst



--------------------------------------------------------------------------------
Thomas StreetEvents streetevents@thomson.com  617.603.7900  www.streetevents.com
--------------------------------------------------------------------------------
(C)2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
-------------------------------------------------------------------------------


MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results Conference Call
--------------------------------------------------------------------------------


And what's the head count now? Total?


-------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


In the sales head counts or total employee head count? Which number?


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


The total head count.


--------------------------------------------------------------------------------
Todd Schaeffer - MTI Technology Corp - CFO


Total head count currently, ending our Q1 quarter was 277 world wide.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


 Last question. What was the cash from operations?


--------------------------------------------------------------------------------
Todd Schaeffer - MTI Technology Corp - CFO


From operations about 1.8 million use.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


Okay. Thanks so much.


-------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO

Thank you.


--------------------------------------------------------------------------------
Operator


Again, that's star, 1 on your touchtone phone if you want to ask a question. Last reminder, star 1 on your touchtone phone. We'll take a question from Irene McGrath of RBC.


--------------------------------------------------------------------------------
Irene McGrath - RBC Dain Rauscher - Analyst


Hi, Tom, this is Irene McGrath, how are you?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO



Just fine.


--------------------------------------------------------------------------------
Irene McGrath - RBC Dain Rauscher - Analyst


Great, great quarter.


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO



Thanks.


--------------------------------------------------------------------------------
Irene McGrath - RBC Dain Rauscher- Analyst


You're welcome. EMC just established a distribution relationship with Tech Data in the Federal IT contract market.


-------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


Yeah.


--------------------------------------------------------------------------------
Irene McGrath  - RBC Dain Rauscher- Analyst


Is that out of your jurisdiction, if you will, you're in the middle of the market and is that something you can tap into and on any level, either local or
--


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


We actually do a sizable amount of business in the Federal market. Last quarter, we made sales to the SEC, to the FDIC, now, our principal focus, however, is really what I'll say is the high end of the mid-range marketplace. We do some business in the Federal markets. We're adding head count right now in the Federal market spaces. We're familiar with the transaction that EMC did with Tech Data. They're looking for, I'll say, a more coverage in the Federal marketplace in outlying areas. The Outside of the, you know, Maryland, D.C, Virginia, geographic environment. Our focus today in the Federal market is in those areas and then, in a few strategic other areas. So, Federal market is a good opportunity for MTI. It's an adjunct to what I'll say our commercial business is, though.


--------------------------------------------------------------------------------
Irene McGrath - RBC Dain Rauscher - Analyst


Excellent, thank you.



--------------------------------------------------------------------------------
Thomas StreetEvents streetevents@thomson.com  617.603.7900  www.streetevents.com
--------------------------------------------------------------------------------
(C)2004 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
-------------------------------------------------------------------------------


MTIC - MTI Technology Corporation Fiscal 2005 First Quarter Financial Results Conference Call
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


You're welcome.


--------------------------------------------------------------------------------
Operator


Again, that's star, 1 on your touchtone phone. We have a follow-up question from Kauschik Roy - please, go ahead.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


In products, which products are you seeing getting the most traction? Is it compliance related?


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


We're selling all of the above. We're having great success on the Clarion product line. Good success with EMC on backup to disk. We had very good success selling EMC's mass product offering, as well as their DMX line. We really sell all of the above. Our principal focus is Clariion, CX 600, CX-700. EMC mass product offering is a very strong focus for us and we do -- we have enjoyed some very substantial sales around the compliance products at Centerra.


--------------------------------------------------------------------------------
Kaushik Roy - Susquehanna Financial Group - Analyst


 Great, thank you.


--------------------------------------------------------------------------------
Operator


 Again, that's star 1. As a last reminder, if you want to ask a question, please key star, 1 on your touchtone phone. I'm showing no questions at this time. I'll turn the call back over to the host for closing remarks.


--------------------------------------------------------------------------------
Thomas P. Raimondi, Jr.,   - MTI Technology Corp - Chairman, President, & CEO


We want to thank you today and we look forward to talking to you in 90 days and reporting a very, very strong Q2, thank you.


--------------------------------------------------------------------------------
Operator


Ladies and gentlemen, thank you for joining us on the conference call, you may now disconnect.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

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